Consent of Independent Certified Public Accountant

         We consent to the use in this Registration Statement on Form 10-SB of our report dated March 19, 1999, relating to the consolidated financial statements of Medsearch Technologies, Inc.



                                           Kempisty and Company
                                           Certified Public Accountants, PC




New York, New York
August 24, 1999